EXECUTION COPY

PURCHASE AGREEMENT

TO THE BOARD OF DIRECTORS OF
EVCI CAREER COLLEGES HOLDING CORP.:

Dr. Arol I. Buntzman (the "Subscriber") hereby agrees to purchase, on the Closing Date (as defined in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of April 24, 2007, by and between EVCI Career Colleges Holding Corp., a Delaware corporation (the "Corporation") and ComVest Investment Partners III, L.P. ("ComVest")), for (i) 75,156 shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock"), of the Corporation, and a warrant (the "Management Warrant") (in the form attached hereto as Exhibit A) to purchase up to 520,833 shares of Common Stock of the Corporation for and in consideration of the sum of $40,584, and (ii) a secured convertible note (the "Management Secured Note" and, together with the Shares and the Management Warrant, the "Securities;" such term including the shares of Common Stock issuable upon exercise of the Management Warrant or conversion of the Management Secured Note, as the case may be) (in the form attached hereto as Exhibit B) in an aggregate principal amount of $291,212, such amount representing the aggregate amount of the Management Secured Note plus prepayment of certain interest as set forth in the Management Secured Note, the receipt and sufficiency of each are hereby acknowledged. For the avoidance of doubt, the aggregate purchase price (the "Purchase Price") payable hereunder on the Closing Date shall be $300,595. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

Upon receipt by the Corporation of the Purchase Price on the Closing Date, the Corporation shall issue to the Subscriber (i) a stock certificate representing the Shares with appropriate legends placed thereon as described below, (ii) the Management Warrant and (iii) the Management Secured Note. The Subscriber acknowledges and agrees that any exercise of the Warrant or any conversion of the Secured Note shall be subject to approval by the shareholders of the Share Authorization increasing the Authorized Capitalization of the Corporation. Any payments made by the Company on the Notes shall be made *pari passu* with the other Notes issued to ComVest and the other members of the Management Group.

Subscriber further acknowledges and agrees that he shall, not later than two (2) Business Days after receipt of a written request to do so from ComVest, pay to the Company in immediately available funds $199,405 and receive in exchange therefor an additional Management Warrant to purchase up to 297,619 shares of Common Stock. Upon receipt by the Company of such additional funds from Subscriber, Subscriber shall be eligible to receive his *pro rata* share of the L/C Shares and/or fees associated with the L/C Guaranty as provided for in, and in accordance with, Section 4.11 of the Purchase Agreement. If Subscriber fails to timely pay the amounts set forth in this paragraph, ComVest shall be entitled to receive Subscriber's additional Management Warrant and his *pro rata* share of the L/C Shares and/or fees associated with the L/C Guaranty as provided for in, and in accordance with, Section 4.11 of the Purchase Agreement.

The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Subscriber, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of

which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Subscriber under this Agreement and a registration rights agreement relating to the Securities hereunder.

The Subscriber agrees to the imprinting, so long as is required by this Agreement of a legend on any of the Securities in the following form:

> THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECURITIES PURCHASE AGREEMENT AND A CERTAIN REGISTRATION RIGHTS AGREEMENT, ALL OF WHICH ARE DATED APRIL 24, 2007 AND ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Certificates evidencing the Securities hereunder shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following a sale of such Securities hereunder pursuant to an effective registration statement, or (iii) following any sale of such Securities hereunder pursuant to Rule 144, or (iv) if such Securities hereunder are eligible for sale under Rule 144(k), or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the

Commission); provided, however, that in each of instances (iii) through (v) above, (A) Subscriber shall have provided representations that Subscriber is permitted to dispose of such Securities hereunder without limitation as to amount or manner of sale pursuant to Rule 144 under the Securities Act and (B) such certificates evidencing the Securities hereunder shall have been surrendered along with a notice requesting removal of any legend and requesting the issuance of new certificates free of the legend to replace those surrendered. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of the Management Secured Note or Management Warrant are exercised at a time when there is an effective registration statement to cover the resale of the shares of Common Stock issuable upon exercise or conversion of the Management Warrant or Management Secured Note, as the case may be, such shares of Common Stock shall be issued free of all legends.

Dated: April 24, 2007

(Dr. Arol I. Buntzman)

Accepted and Agreed on this
24th day of April 2007

EVCI CAREER COLLEGES HOLDING CORP.

By:
Name: DR. JOHN J. McGRATH
Title: CEO AND PRESIDENT

NY 238373250v6 4/23/2007

PURCHASE AGREEMENT

TO THE BOARD OF DIRECTORS OF
EVCI CAREER COLLEGES HOLDING CORP.:

Dr. John J. McGrath (the "Subscriber") hereby agrees to purchase, on the Closing Date (as defined in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of April 24, 2007, by and between EVCI Career Colleges Holding Corp., a Delaware corporation (the "Corporation") and ComVest Investment Partners III, L.P. ("ComVest")), for (i) 37,578 shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock"), of the Corporation, and a warrant (the "Management Warrant") (in the form attached hereto as Exhibit A) to purchase up to 260,417 shares of Common Stock of the Corporation for and in consideration of the sum of $ 20,292 , and (ii) a secured convertible note (the "Management Secured Note" and, together with the Shares and the Management Warrant, the "Securities;" such term including the shares of Common Stock issuable upon exercise of the Management Warrant or conversion of the Management Secured Note, as the case may be) (in the form attached hereto as Exhibit B) in an aggregate principal amount of $ 145,607 , such amount representing the aggregate amount of the Management Secured Note plus prepayment of certain interest as set forth in the Management Secured Note, the receipt and sufficiency of each are hereby acknowledged. For the avoidance of doubt, the aggregate purchase price (the "Purchase Price") payable hereunder on the Closing Date shall be $ 150,298 . Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

JM

Upon receipt by the Corporation of the Purchase Price on the Closing Date, the Corporation shall issue to the Subscriber (i) a stock certificate representing the Shares with appropriate legends placed thereon as described below, (ii) the Management Warrant and (iii) the Management Secured Note. The Subscriber acknowledges and agrees that any exercise of the Warrant or any conversion of the Secured Note shall be subject to approval by the shareholders of the Share Authorization increasing the Authorized Capitalization of the Corporation. Any payments made by the Company on the Notes shall be made *pari passu* with the other Notes issued to ComVest and the other members of the Management Group.

Subscriber further acknowledges and agrees that he shall, not later than two (2) Business Days after receipt of a written request to do so from ComVest, pay to the Company in immediately available funds $99,702 and receive in exchange therefor an additional Management Warrant to purchase up to 148,810 shares of Common Stock. Upon receipt by the Company of such additional funds from Subscriber, Subscriber shall be eligible to receive his *pro rata* share of the L/C Shares and/or fees associated with the L/C Guaranty as provided for in, and in accordance with, Section 4.11 of the Purchase Agreement. If Subscriber fails to timely pay the amounts set forth in this paragraph, ComVest shall be entitled to receive Subscriber's additional Management Warrant and his *pro rata* share of the L/C Shares and/or fees associated with the L/C Guaranty as provided for in, and in accordance with, Section 4.11 of the Purchase Agreement.

The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Subscriber, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of

which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Subscriber under this Agreement and a registration rights agreement relating to the Securities hereunder.

The Subscriber agrees to the imprinting, so long as is required by this Agreement of a legend on any of the Securities in the following form:

> THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECURITIES PURCHASE AGREEMENT AND A CERTAIN REGISTRATION RIGHTS AGREEMENT, ALL OF WHICH ARE DATED APRIL 24, 2007 AND ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Certificates evidencing the Securities hereunder shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following a sale of such Securities hereunder pursuant to an effective registration statement, or (iii) following any sale of such Securities hereunder pursuant to Rule 144, or (iv) if such Securities hereunder are eligible for sale under Rule 144(k), or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the

Commission); provided, however, that in each of instances (iii) through (v) above, (A) Subscriber shall have provided representations that Subscriber is permitted to dispose of such Securities hereunder without limitation as to amount or manner of sale pursuant to Rule 144 under the Securities Act and (B) such certificates evidencing the Securities hereunder shall have been surrendered along with a notice requesting removal of any legend and requesting the issuance of new certificates free of the legend to replace those surrendered. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of the Management Secured Note or Management Warrant are exercised at a time when there is an effective registration statement to cover the resale of the shares of Common Stock issuable upon exercise or conversion of the Management Warrant or Management Secured Note, as the case may be, such shares of Common Stock shall be issued free of all legends.

Dated: April 24 2007

(Dr. John J. McGrath)

Accepted and Agreed on this
24th day of April 2007

EVCI CAREER COLLEGES HOLDING CORP.

By: Dr. [signature]
Name: DR. AROL I. BUNTZMAN
Title: Chairman

EXECUTION COPY

PURCHASE AGREEMENT

TO THE BOARD OF DIRECTORS OF
EVCI CAREER COLLEGES HOLDING CORP.:

Joseph D. Alperin, Esq. (the "Subscriber") hereby agrees to purchase, on the Closing Date (as defined in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of April 24, 2007, by and between EVCI Career Colleges Holding Corp., a Delaware corporation (the "Corporation") and ComVest Investment Partners III, L.P. ("ComVest")), for (i) 18,789 shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock"), of the Corporation, and a warrant (the "Management Warrant") (in the form attached hereto as Exhibit A) to purchase up to 130,208 shares of Common Stock of the Corporation for and in consideration of the sum of $10,146, and (ii) a secured convertible note (the "Management Secured Note" and, together with the Shares and the Management Warrant, the "Securities;" such term including the shares of Common Stock issuable upon exercise of the Management Warrant or conversion of the Management Secured Note, as the case may be) (in the form attached hereto as Exhibit B) in an aggregate principal amount of $72,803, such amount representing the aggregate amount of the Management Secured Note plus prepayment of certain interest as set forth in the Management Secured Note, the receipt and sufficiency of each are hereby acknowledged. For the avoidance of doubt, the aggregate purchase price (the "Purchase Price") payable hereunder on the Closing Date shall be $75,149. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

Upon receipt by the Corporation of the Purchase Price on the Closing Date, the Corporation shall issue to the Subscriber (i) a stock certificate representing the Shares with appropriate legends placed thereon as described below, (ii) the Management Warrant and (iii) the Management Secured Note. The Subscriber acknowledges and agrees that any exercise of the Warrant or any conversion of the Secured Note shall be subject to approval by the shareholders of the Share Authorization increasing the Authorized Capitalization of the Corporation. Any payments made by the Company on the Notes shall be made *pari passu* with the other Notes issued to ComVest and the other members of the Management Group.

Subscriber further acknowledges and agrees that he shall, not later than two (2) Business Days after receipt of a written request to do so from ComVest, pay to the Company in immediately available funds $49,851 and receive in exchange therefor an additional Management Warrant to purchase up to 74,405 shares of Common Stock. Upon receipt by the Company of such additional funds from Subscriber, Subscriber shall be eligible to receive his *pro rata* share of the L/C Shares and/or fees associated with the L/C Guaranty as provided for in, and in accordance with, Section 4.11 of the Purchase Agreement. If Subscriber fails to timely pay the amounts set forth in this paragraph, ComVest shall be entitled to receive Subscriber's additional Management Warrant and his *pro rata* share of the L/C Shares and/or fees associated with the L/C Guaranty as provided for in, and in accordance with, Section 4.11 of the Purchase Agreement.

The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Subscriber, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of

which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Subscriber under this Agreement and a registration rights agreement relating to the Securities hereunder.

The Subscriber agrees to the imprinting, so long as is required by this Agreement of a legend on any of the Securities in the following form:

> THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECURITIES PURCHASE AGREEMENT AND A CERTAIN REGISTRATION RIGHTS AGREEMENT, ALL OF WHICH ARE DATED APRIL 24, 2007 AND ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Certificates evidencing the Securities hereunder shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following a sale of such Securities hereunder pursuant to an effective registration statement, or (iii) following any sale of such Securities hereunder pursuant to Rule 144, or (iv) if such Securities hereunder are eligible for sale under Rule 144(k), or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the

Commission); provided, however, that in each of instances (iii) through (v) above, (A) Subscriber shall have provided representations that Subscriber is permitted to dispose of such Securities hereunder without limitation as to amount or manner of sale pursuant to Rule 144 under the Securities Act and (B) such certificates evidencing the Securities hereunder shall have been surrendered along with a notice requesting removal of any legend and requesting the issuance of new certificates free of the legend to replace those surrendered. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of the Management Secured Note or Management Warrant are exercised at a time when there is an effective registration statement to cover the resale of the shares of Common Stock issuable upon exercise or conversion of the Management Warrant or Management Secured Note, as the case may be, such shares of Common Stock shall be issued free of all legends.

Dated: April 24, 2007

(Joseph D. Alperin)

Accepted and Agreed on this
24th day of April 2007

EVCI CAREER COLLEGES HOLDING CORP.

By:
Name: Dr. John J. McGrath
Title: CEO and President

EXECUTION COPY

PURCHASE AGREEMENT

TO THE BOARD OF DIRECTORS OF
EVCI CAREER COLLEGES HOLDING CORP.:

Stephen Schwartz (the "Subscriber") hereby agrees to purchase, on the Closing Date (as defined in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of April 24, 2007, by and between EVCI Career Colleges Holding Corp., a Delaware corporation (the "Corporation") and ComVest Investment Partners III, L.P. ("ComVest")), for (i) 18,789 shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock"), of the Corporation, and a warrant (the "Management Warrant") (in the form attached hereto as Exhibit A) to purchase up to 130,208 shares of Common Stock of the Corporation for and in consideration of the sum of $ 10,146, and (ii) a secured convertible note (the "Management Secured Note" and, together with the Shares and the Management Warrant, the "Securities;" such term including the shares of Common Stock issuable upon exercise of the Management Warrant or conversion of the Management Secured Note, as the case may be) (in the form attached hereto as Exhibit B) in an aggregate principal amount of $ 72,803, such amount representing the aggregate amount of the Management Secured Note plus prepayment of certain interest as set forth in the Management Secured Note, the receipt and sufficiency of each are hereby acknowledged. For the avoidance of doubt, the aggregate purchase price (the "Purchase Price") payable hereunder on the Closing Date shall be $ 75,149. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

Upon receipt by the Corporation of the Purchase Price on the Closing Date, the Corporation shall issue to the Subscriber (i) a stock certificate representing the Shares with appropriate legends placed thereon as described below, (ii) the Management Warrant and (iii) the Management Secured Note. The Subscriber acknowledges and agrees that any exercise of the Warrant or any conversion of the Secured Note shall be subject to approval by the shareholders of the Share Authorization increasing the Authorized Capitalization of the Corporation. Any payments made by the Company on the Notes shall be made *pari passu* with the other Notes issued to ComVest and the other members of the Management Group.

Subscriber further acknowledges and agrees that he shall, not later than two (2) Business Days after receipt of a written request to do so from ComVest, pay to the Company in immediately available funds $49,851 and receive in exchange therefor an additional Management Warrant to purchase up to 74,405 shares of Common Stock. Upon receipt by the Company of such additional funds from Subscriber, Subscriber shall be eligible to receive his *pro rata* share of the L/C Shares and/or fees associated with the L/C Guaranty as provided for in, and in accordance with, Section 4.11 of the Purchase Agreement. If Subscriber fails to timely pay the amounts set forth in this paragraph, ComVest shall be entitled to receive Subscriber's additional Management Warrant and his *pro rata* share of the L/C Shares and/or fees associated with the L/C Guaranty as provided for in, and in accordance with, Section 4.11 of the Purchase Agreement.

The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Subscriber, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of

which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Subscriber under this Agreement and a registration rights agreement relating to the Securities hereunder.

The Subscriber agrees to the imprinting, so long as is required by this Agreement of a legend on any of the Securities in the following form:

> THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECURITIES PURCHASE AGREEMENT AND A CERTAIN REGISTRATION RIGHTS AGREEMENT, ALL OF WHICH ARE DATED APRIL 24, 2007 AND ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Certificates evidencing the Securities hereunder shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following a sale of such Securities hereunder pursuant to an effective registration statement, or (iii) following any sale of such Securities hereunder pursuant to Rule 144, or (iv) if such Securities hereunder are eligible for sale under Rule 144(k), or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the

Commission); provided, however, that in each of instances (iii) through (v) above, (A) Subscriber shall have provided representations that Subscriber is permitted to dispose of such Securities hereunder without limitation as to amount or manner of sale pursuant to Rule 144 under the Securities Act and (B) such certificates evidencing the Securities hereunder shall have been surrendered along with a notice requesting removal of any legend and requesting the issuance of new certificates free of the legend to replace those surrendered. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of the Management Secured Note or Management Warrant are exercised at a time when there is an effective registration statement to cover the resale of the shares of Common Stock issuable upon exercise or conversion of the Management Warrant or Management Secured Note, as the case may be, such shares of Common Stock shall be issued free of all legends.

Dated: April 24, 2007

Stephen Schwartz

Accepted and Agreed on this
24th day of April 2007

EVCI CAREER COLLEGES HOLDING CORP.

By:
Name: DR JOHN J. M'GRATH
Title: CEO AND PRESIDENT